UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2025

Atea Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39661	46-0574869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Summer Street

Suite 2100

Boston, MA 02110

(Address of principal executive offices) (Zip Code)

(857) 284-8891

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AVIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 13, 2025, Atea Pharmaceuticals, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s preliminary unaudited cash, cash equivalents and marketable securities balance as of December 31, 2024. The full text of the press release issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.

Financial Disclosure Advisory

Exhibit 99.1 contains certain estimated preliminary financial information as of December 31, 2024, which is based on the information available to the Company at this time. The Company’s financial closing procedures for the fourth quarter and full year 2024 are not yet complete and, as a result, actual results may vary from the estimated preliminary information presented here due to the completion of the Company’s financial closing and audit procedures. The estimated preliminary financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and should not be viewed as a substitute for the Company’s full interim or annual financial statements. Accordingly, you should not place undue reliance on this preliminary data.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated January 13, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEA PHARMACEUTICALS, INC.

Date: January 13, 2025	By:	/s/ Andrea Corcoran
Andrea Corcoran
Chief Financial Officer and Executive Vice President, Legal and Secretary